UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 30, 2006
Date of Report (Date of earliest event reported)

Millennium Cell Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-31083	22-3726792
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 Industrial Way West
Eatontown, New Jersey 07724
(Address of principal executive offices)

(732) 542-4000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On May 30, 2006, Millennium Cell Inc. (“Millennium Cell”) completed the second closing (“Second Closing”) under the Joint Development Agreement dated April 25, 2005 (the “Joint Development Agreement”) between Millennium Cell and The Dow Chemical Company (“Dow”). Under the Joint Development Agreement, there is a series of four milestones and, upon the achievement of each milestone, Dow has a right to increase its equity ownership in Millennium Cell through investments in accordance with a Stock Purchase Agreement entered into between Millennium Cell and Dow on February 27, 2005 (as amended by Amendment No. 1 dated April 25, 2005, the “Stock Purchase Agreement”). The Second Closing resulted from the achievement of the first milestone under the Joint Development Agreement on May 3, 2006. At the Second Closing, Dow invested $1,250,000 and received preferred stock and warrants representing approximately 4% of Millennium Cell’s fully-diluted common stock (see Item 3.02 below).

In connection with the Second Closing, Millennium Cell and Dow entered into Amendment No. 2 to the Stock Purchase Agreement (the “SPA Amendment”) and Amendment No. 1 to the Joint Development Agreement (the “JDA Amendment”).

The SPA Amendment amends certain terms of the Stock Purchase Agreement to, among other things, (i) extend each milestone payment date for Milestone 2, Milestone 3 and Milestone 4 from 30 days to 65 days after the achievement of each applicable milestone, (ii) revise certain representations, warranties and covenants relating to Dow’s acquisition of Millennium Cell’s securities pursuant to the Stock Purchase Agreement at each closing under the Stock Purchase Agreement to reflect that such representations, warranties and covenants relate to securities being acquired at the applicable closing and not to any previously acquired shares, (iii) add a covenant providing that neither party will issue any press releases or other announcements relating to any closing under the Stock Purchase Agreement without the prior written consent of the other party, subject to certain exceptions for legally required disclosure, and (iv) add a covenant requiring Millennium Cell to remove restrictive legends from the certificates representing the securities issued to Dow under the Stock Purchase Agreement (to the extent that such legends are no longer required under the Securities Act of 1933, as amended (the “Securities Act”) and Millennium Cell is provided with a reasonably satisfactory legal opinion to such effect).

The JDA Amendment amends certain terms of the Joint Development Agreement to, among other things, (i) accelerate the period of time by which Dow must elect to exercise its first refusal rights with respect to certain proposed agreements between Millennium Cell and potential licensees and suppliers and (ii) modify the definition of “Application” to include an additional method of producing hydrogen gas.

The above descriptions of the SPA Amendment and the JDA Amendment are qualified in their entirety by reference to the full text of the amendments, which are attached to this Current Report on Form 8-K as Exhibit 10.1 and Exhibit 10.2, respectively.

A copy of Millennium Cell’s press release announcing the Second Closing is attached hereto as Exhibit 99.1, incorporated by reference into this Item 1.01, and shall be deemed “filed” with the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended.

Item 3.02. Unregistered Sales of Equity Securities.

At the Second Closing, Dow paid Millennium Cell $1,250,000 in cash and Millennium Cell issued and sold to Dow (i) 71,429 shares of Series B-1 Preferred Stock (convertible into 714,290 shares of Common Stock), (ii) Warrants to purchase 178,571 shares of Common Stock at an exercise price of $2.10 per share and (iii) 138,150 shares of Series A2-1 Preferred Stock (convertible into 1,381,500 shares of Common Stock), comprising, in the aggregate, 4% of Millennium Cell’s post-closing fully diluted Common Stock (excluding out-of-the-money options, warrants and other convertible securities).

The terms of the Series B-1 Preferred Stock, the Warrants and the Series A2-1 Preferred Stock are summarized in Millennium Cell’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 28, 2005. The full text of the Certificate of Designations of the Series B Preferred Stock is filed as Exhibit 4.2 to Millennium Cell’s Current Report on Form 8-K filed on February 28, 2005 (and the Certificate of Amendment filed as Exhibit 3.10 to Millennium Cell’s Registration Statement on Form S-3 filed with the Securities and Exchange Commission on July 6, 2005). The full text of the Certificate of Designations of the Series A2 Preferred Stock is filed as Exhibit 3.9 to Millennium Cell’s Registration Statement on Form S-3 filed with Securities and Exchange Commission on July 6, 2005). The full text of the Warrant is attached as Exhibit 4.1 to this Current Report on Form 8-K.

The issuance of the shares of Series B-1 Preferred Stock, the Series A2-1 Preferred Stock and the Warrants was made in reliance upon the exemption from registration provided for in Section 4(2) of the 1933 Act, and Rule 506 of Regulation D promulgated thereunder, as such issuance was made to an accredited investor and the certificates representing such securities were endorsed with an appropriate restrictive legend.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

4.1.	Warrant to purchase 178,571 shares of Common Stock issued to The Dow Chemical Company on May 30, 2006.

10.1.	Amendment No. 2 to the Stock Purchase Agreement between Millennium Cell Inc. and The Dow Chemical Company dated May 30, 2006.

10.2	Amendment No. 1 to the Joint Development Agreement between Millennium Cell Inc. and The Dow Chemical Company dated May 30, 2006.

99.1	Press release of Millennium Cell Inc. dated May 30, 2006, entitled “The Dow Chemical Company to Continue Collaboration with Millennium Cell.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Millennium Cell Inc.

By: /s/John D. Giolli
Name: John D. Giolli, CPA
Title: Chief Financial Officer

Date: May 30, 2006

EXHIBIT INDEX

4.1.	Warrant to purchase 178,571 shares of Common Stock issued to The Dow Chemical Company on May 30, 2006.

10.1.	Amendment No. 2 to the Stock Purchase Agreement between Millennium Cell Inc. and The Dow Chemical Company dated May 30, 2006.

10.2	Amendment No. 1 to the Joint Development Agreement between Millennium Cell Inc. and The Dow Chemical Company dated May 30, 2006.

99.1	Press release of Millennium Cell Inc. dated May 30, 2006, entitled “The Dow Chemical Company to Continue Collaboration with Millennium Cell.”